General Employment Enterprises

Employing America since 1893

INVESTOR PRESENTATION
JUNE 2016
NYSE: JOB

Forward-Looking Statements

This presentation contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934 as amended, including statements regarding the business of the Company and its industry generally, business strategy, anticipated future financial performance and prospects. All statements in this presentation other than those setting forth strictly historical information are forward-looking statements. These statements are based on the Company's estimates, projections, beliefs and assumptions and are not guarantees of future performance. The Company makes no assurances that estimates or projections of revenues, gross profit, gross margin, SG&A, EBITDA, adjusted non-GAAP EBITDA, adjusted non-GAAP operating income or loss, adjusted non-GAAP net earnings or loss, operating income or loss, net income or loss, operating cash flow, and other financial metrics will be achieved. These forward-looking statements are subject to various risks and uncertainties, which may cause actual results to differ materially from the forward-looking statements. Factors that could cause or contribute to such differences include actual demand for our services, our ability to attract and retain qualified recruiters, account managers and staffing consultants, our ability to remain competitive in obtaining and retaining staffing clients, the availability of qualified temporary and permanent placement personnel, our ability to manage growth including making and integrating strategic acquisitions, our ability to access capital to fund operations, working capital, capital expenditures and acquisitions, satisfactory performance of our enterprise-wide information systems and such other risk factors detailed in our periodic filings with the SEC including Form 10-K, Form 10-Q and all other filings. The Company disclaims any obligation to update these forward-looking statements except as required by law.

Non-GAAP Financial Measures

To supplement the Company's consolidated financial statements presented on a GAAP basis, the Company periodically discloses non-GAAP Pro forma adjusted (adj.) EBITDA & adj. EBITDA, non-GAAP Pro forma & adj. Income (Loss) from Operations, non-GAAP Pro forma & adj. Working Capital, non-GAAP Pro forma & adj. Current Ratio, non-GAAP Pro forma & adj. Shareholders' Equity and non-GAAP Pro forma & adj. Debt to Equity Ratio because management uses these supplemental non-GAAP financial measures to evaluate performance period over period, to analyze the underlying trends in its business, to establish operational goals, to provide additional measures of operating performance, including using the information for internal planning relating to the Company's ability to meet debt service, make capital expenditures and provide working capital needs. In addition, the Company believes investors already use these non-GAAP measures to monitor the Company's performance. Pro forma Non-GAAP adj. EBITDA & adj. EBITDA are defined by the Company as Pro-forma net earnings or net earnings or loss before interest, taxes, depreciation and amortization (EBITDA) adjusted for the non-cash changes in derivative liability, acquisition, merger & integration costs plus non-cash stock-based compensation. EBITDA, Pro forma & adj. EBITDA, non-GAAP Pro forma & adj. Income (Loss) from Operations, non-GAAP Pro forma & adj. Working Capital, non-GAAP Pro forma & adj. Current Ratio, non-GAAP Pro forma & adj. Shareholders' Equity and non-GAAP Pro forma & adj. Debt to Equity Ratio are not terms defined by GAAP and the Company's measure of those non-GAAP measures and metrics might not be comparable to similarly titled measures and metrics used by other companies. Generally, a non-GAAP financial measure is a numerical measure of a company's performance, financial position or cash flow that either excludes or includes amounts that are not normally included in the most directly comparable measure calculated and presented in accordance with GAAP. The non-GAAP measures discussed above should be considered in addition to, and not as a substitute for, or superior to net income or net loss as reported for GAAP on the Consolidated Statements of Income, cash and cash flows as reported for GAAP on the Consolidated Statement of Cash Flows or other GAAP measures of financial performance as reflected on the Forms 10-Q & 10K filed for the respective periods. Reconciliation of all non-GAAP Measures are set forth in supplemental schedules to this presentation.

Company Overview

NYSE: JOB

Company Overview

- **Based in Chicago with 20 offices throughout the US; geographic presence in over 26 markets providing staffing solutions**
- **Leading provider of specialty staffing services including Information Technology, Engineering, Healthcare, Accounting and Commercial fields**
- **Company was initially founded in 1893 and went public in 1967**
- **New management team is in the early phases of accelerated growth and profitability of the Company**
- **Recent stock price (NYSE:JOB) $4.08 ; mkt cap $38 m**

General Employment IPO 1967

180,000 Shares

general employment enterprises, inc.

Common Stock
(No Par Value)

Price $12 per Share

Bacon, Whipple & Co.

Dominick & Dominick, | *G. H. Walker & Co.*

Auchincloss, Parker & Redpath | *Robert W. Baird & Co.*

Bateman Eichler, Hill Richards | *Blunt Ellis & Simmons*

The Chicago Corporation | *Hayden, Miller & Co.*

McDonald & Company | *Singer, Deane & Scribner*

The Milwaukee Company | *The Illinois Company*

Julien Collins & Company

Investment Merits

Staffing is a Terrific Market

- $142 billion domestic industry with strong growth potential
- Secular changes in the U.S. economy requiring "on-demand labor" have led to very favorable trends in the staffing industry
- Staffing continues to be a highly fragmented market that is ripe for consolidation by General Employment

Experienced Management Team

- Management has run a multi-billion dollar staffing business
- Completed over 100 staffing acquisitions
- Orchestrated a very successful exit with positive outcome for shareholders

GEE's Turn Around is in Progress

- Strengthened management, operations team and board
- Fortified balance sheet to support growth
- Rationalized expenses & reduced SG&A
- Organic growth and strategic acquisitions

GEE... AccuStaff/MPS Group Reborn ; Another Opportunity to Invest in the Next Great Staffing Business

Staffing Industry Overview

NYSE: JOB

US Staffing Industry Overview

- ❖ **Large Fragmented Market:**
  - ➢ ***$142 billion domestic industry for combined temporary staffing and place and search for 2016, 7% growth in 2015 and 6% projected growth for 2016***
  - ➢ Temp penetration rate >2% (highest ever) of total nonfarm employment (BLS)
  - ➢ Estimated that 47% of U.S. businesses will use temp staffing in 2016, up from 46% in 2015 and 43% in 2014 according to Career Builder Survey

- ❖ **Growing Market:**
  - ➢ ***US staffing industry will likely add the most jobs of any other industry over the next decade (SIA)***
  - ➢ In the 5 years post recession, US staffing firms created more new jobs than any other industry
  - ➢ Higher share of job growth made up of temporary staffing since the 2007-2009 recession provides evidence of a secular shift toward the use of contingent labor

Confluence of Powerful Supply and Buy-Side Forces

SUPPLY

Shift in attitude: Preference of flexible work hours

Necessity: Higher unemployment; part-time work

Pay/benefits: At times, pay is higher than full-time; portability of benefits

Technology: Easier to "port" skills to new employer; MSP & VMS to manage temp labor

DEMAND

Efficiency: Variable cost structure

Just- in- time labor: More companies using mix of permanent and temp

'Made in America' renaissance: Requires higher skilled labor

Economic and regulatory uncertainties: financial liability, healthcare reform

Focused On Growth Sectors

Professional Staffing Services (Est. 2016 Temp. Staffing Mkt. Size)

Healthcare $14.2 billion



From 2011 – 2015, Healthcare staffing industry average revenue growth was 9% with 2016 projected at $14.2 billion

Cost, ACA & Shortage of Drs., Nurses, Allied, Aging Population



Source: US Bureau of Labor, Staffing Industry Analyst

IT $29 billion



IT employment growth far exceeds US jobs growth

From 2000-2014 30% vs. 5.3%

Demand for skilled IT workers in wake of cyber attacks ,HTM, Java, .net, PM

QA, cloud, data analytics, health IT, Big Data, BI

Severe shortage of qualified IT workers

Source: US Bureau of Labor, Staffing Industry Analyst

Engineering $8.5 billion



US needs est. 250,000 new engineers over next 10 years ; est. growth 5% in 2016

Maturing engineering workforces means new engineers will be aggressively sought



Source: US Bureau of Labor, Kelly Services

IT Staffing Continues to Grow

Projected growth in IT sector in 2016:


6%


US temporary staffing market size ($billion): IT segment
2009
15.8
2010
17.9
2011
20.6
2012
22.7
2013
24.2
2014
25.7
2015
27.2
2016
28.9

Source: Staffing Industry Analysts

Information Technology Staffing Market

2016 Estimated Spend


Largest IT staffing markets
$799MM
Seattle-Tacoma-Bellevue, WA
$978MM
Chicago-Naperville-Elgin, IL-IN-WI
$859MM
Boston-Cambridge-Quincy, MA-NH
$942MM
San Francisco-Oakland-Hayward, CA
$1,753MM
New York-Newark-Jersey City, NY-NJ-PA
$786MM
San Jose-Sunnyvale-Santa Clara, CA
$944MM
Washington-Arlington-Alexandria, DC-VA-MD-WV
$1,116MM
Los Angeles-Long Beach-Santa Ana, CA
$832MM
Atlanta-Sandy Springs-Roswell, GA
$1,015MM
Dallas-Fort Worth-Arlington, TX
$875MM
Houston- The Woodlands-Sugar Land, TX

Source: Staffing Industry Analysts

Healthcare Staffing Segments/Opportunities

Estimate of 10 Largest Mkts.

- CA $926mm
- TX $753mm
- NY $652mm
- FL $525mm
- IL $476mm
- PA $468mm
- OH $418mm
- MI $378mm
- NC $330mm
- GA $285mm



Allied Staffing $3.5 (scribes)
Travel Nurses $3.5
Per Diem Nurse $3.6
Locum Tenens (Drs.)$3.5

2016 est.
$ in billions

$14.2 billion Total

12% Growth

Source: Staffing Industry Analysts

Professional Staffing Sector Industry Estimates 2016

Other professional staffing segments growth opportunities


Accounting: $7.9 billion 6% yr to yr growth
Legal: $1.0 billion 3% yr to yr growth
Clinical/Scientific: $2.3 billion 6% yr to yr growth
Creative/Marketing: $1.3 billion 6% yr to yr growth

Source: Staffing Industry Analysts

Industrial Staffing Sector Growth

Largest Staffing Segment

6% CAGR 2013- 2015

5% GR 2016 est.

$40 billion est. 2017


$29.5
2013
$31.3
2014
$32.9
2015
$34.5
2016
est.

$ in Billions
Sources : Staffing Industry Analysts, Everest Group, True Blue est.

Industrial Staffing Sector Capabilities

Warehouse Support

- "E" commerce
- Logistics

Just-in-Time Labor

- Advanced Mfg. & Robotics & Automation Support
- Construction Support

Significant Consolidation Opportunity in Staffing Industry



$6.0B
~150
Companies
$150M
General Employment
$20M
~ 15,000 Companies
$0

Our Goal is to be a $1 Billion Business

Company Position

NYSE: JOB

Final Phase of Turnaround

We Are Here (2016 - Beyond)

1893 - 2001	2001 - 2012	2013 – 2015	2016 - Beyond
Rich Legacy	**Period of Decline**	**Turnaround**	**Growth**
Rich history dating back to 1893 First publicly traded staffing company; on NYSE/ Amex over 50 years Thrived under strong leadership	Business adversely affected by death of long-time CEO in 2001 Inexperienced and new management led to decline in business Loss of resiliency; impact of recession	New management Enhanced board Improved technology platform Rationalized expenses Improved financial reporting Secured competitive financing Preserved listing	Organic growth Acquisition growth Drive enhanced profitability

Company Name Change : GEE Group

- Intended to more clearly reflect transformation from predominantly commercial staffing company into a highly specialized staffing services, consulting and human resources solutions provider
- Creates platform to better position our specialty operating brands and go to market strategy in the professional services division
- Division includes information technology, healthcare, engineering and finance/accounting specialties ; accounts for 78% of revenue

General Employment → GEE Group

Office Locations

General Employment Enterprises Inc.
(NYSE:JOB) National Service Delivery



Information Technology Staffing
Engineering Staffing
Accounting Staffing
Trades Staffing
Light Industrial Staffing
Healthcare Staffing
Access Data
Agile
Ashley Ellis
General Employment
Omni One
Paladin
Triad
General Employment Corporate Offices
Chicago
Indianapolis
Dublin
Lorain
Columbus
Columbus
Cleveland
Independence
Akron
Sterling
Boston
Walterboro
Atlanta
Macon
Jacksonville
Orlando
Tampa
Miami
Tallahassee
Pensacola
Austin
Dallas
Houston
Denver
Phoenix
Southern California

Specialized Brand Strategy

Professional Staffing/Direct Hire

ACCESS DATA CONSULTING CORPORATION
BRIDGING TECHNOLOGY TO BUSINESS

AGILE
WE SPEED YOUR TIME TO TALENT

AE ashley ellis

General Employment

PALADIN

Information Technology, Accounting, Engineering

OMNIONE

Engineering, Manufacturing

SCRIBE SOLUTIONS
Excellence in Documentation and Productivity

Health Care / EMR

Industrial Staffing/Commercial Staffing

TRIAD Personnel

Light Industrial

Proven New CEO

- *Derek Dewan joined General Employment 4/1/15 as the Company's CEO upon completion of Scribe acquisition*
- *Mr. Dewan was previously Chairman and CEO of MPS Group, Inc. (NYSE:MPS) and predecessor AccuStaff Incorporated, a multi-billion global Fortune 1000 staffing provider*
- *MPS Group grew organically and through acquisition into an international professional human capital solutions and staffing provider with a vast network of offices in the United States, Canada, the United Kingdom, Continental Europe, Asia and Australia*
- *Successful IPO in 1994, $10.50 price surged to $240; follow-on stock offerings of $110 million and $370 million; $500 million bank revolver*
- *In 2009, Mr. Dewan was instrumental in the sale of MPS Group to the largest staffing company in the world, Adecco Group, for $1.3 billion*

Experienced Core Management

***Andrew J. Norstrud, CFO** – Mr. Norstrud joined General Employment in March of 2013 as CFO and has significant experience with public companies in many areas including financial reporting, restructuring for profitability and growth, acquisitions and technology. He is a CPA and was formerly with PricewaterhouseCoopers (PwC) and Grant Thornton.*

***Alexander P. Stuckey, President & COO** – Mr. Stuckey built a successful services company which he sold to Cintas. He has significant experience in operations and finance, including tenure as a banking specialist in the special assets area.*

***Deborah Santora-Tuohy, President of Commercial Staffing** –Mrs. Santora-Tuohy has significant experience in staffing and has been with the Commercial Staffing/ Light Industrial Division for over 23 years. She is in charge of that division's operations and is focused on internal growth and increased profitability.*

***Branch Level Managers** – Most offices are operated by long tenured managers that have spent several years with General Employment or subsidiaries*

Board Members

George A. Bajalia

- *President of Landmark Financial Corp.; served as President and Chief Executive Officer of the Prolianz Division of staffing conglomerate MPS Group Inc. (NYSE:MPS) and as its Chief Operating Officer*

William M. Isaac

- *Former Chairman of the Federal Deposit Insurance Corporation (FDIC) 1981 - 1985; Founded regulatory consulting firm The Secura Group, now a part of FTI Consulting, Inc. in which he serves as Senior Managing Director-Global Head of Financial Institutions Corporate Finance*

Dr. Arthur B. Laffer

- *Renowned economist who served in the Reagan Administration, best known for creating the Laffer curve concept; Founder, Chairman & CEO of Laffer Associates, Policy Co-Chairman of the Free Enterprise Fund, and author and contributor as an economic expert*

Peter J. Tanous

- *Founder and Chairman of Lynx Investment Advisory; Previously was Executive Vice President of Bank Audi (U.S.A.) in NYC and Chairman of Petra Capital Corporation, an international investment bank*

Thomas C. Williams

- *Chief Executive Officer of Innova Insurance Ltd. Mr. Williams, an acting Vice Chairman of Capital Management of Bermuda (previously Travelers of Bermuda)*

Growth Strategy

NYSE: JOB

Strategic Organic Growth Opportunities

- *Provide new, innovative & enhanced menu of professional service offerings to customers in existing markets and cross-sell multiple specialties - IT, Accounting, Engineering & Healthcare*

- *Enter fastest growing markets by following customers and through geographic footprint expansion with a complete menu of service offerings*

- *Create national wholesale division for IT and aggressively pursue MSP & VMS accounts*

- *Capitalize on light industrial opportunities from shortage of blue collar workers , increased regulation, logistics & E-Commerce*

External Growth Strategy Opportunities

Strategic Acquisitions

- *Strengthen existing service offerings & enhance mkt. share*
- *Add complementary high growth services & specialties*
- *Add new client/business opportunities*
- *Expand into new geographies and markets*
- *Add new recruiting, sales & management talent*

Target Human Capital Acquisition Sectors


Healthcare
IT
Accounting
Engineering
Professional

Strategic Acquisitions Criteria

- *High gross & EBITDA margin*
- *Accretive to earnings*
- *Well managed with experienced operators*
- *Limited enterprise risk and extensive due diligence*
- *Pricing commensurate with profitability & growth*
- *Consideration consists of cash, stock, seller & bank financing*
- *Earn-out possibility*

Acquisitions (Chronological Order – 2015/2016)

- Scribe Solutions provides Emergency Rooms (ER) & Physician Practices with highly trained medical scribes for personal assistant work in connection with electronic medical records (EMR)
- Agile Resources delivers unique CIO advisory services and IT project support resources in the areas of application architecture and delivery, enterprise operations, information lifecycle management and project management all with flexible delivery options
- Access Data Consulting provides higher-end IT consulting and IT contract staffing services including project management support to businesses regionally and throughout the U.S. from its office locations in the Denver Tech Center ("DTC" in Greenwood Village) and Colorado Springs
- Paladin Consulting acquisition adds additional Resource Process Outsourcing (RPO), Managed Service Provider (MSP) and Vendor Management (VMS) capabilities

Financial Overview

NYSE: JOB

Staffing Services Revenue Mix (per Form 10Q)

3/31/16 2nd Qtr.
Staffing Services
Revenue $21.7 m


$2.1 m
Direct Hire
Commercial Staffing
$4.9 m
$14.7 m
Professional Contract Staffing
68% Professional Contract Staffing
22% Commercial Staffing
10% Direct Hire

78% Professional Staffing

Gross Margin Profile

Second Qtr. 3/31/16	Contract Light Industrial	Professional Contract & Direct Hire
% of Revenues	22 %	78%
Combined Gross Margin	11%	28%
Target Gross Margin Range	11% – 17%	24-32%

* Data derived from 3/31/16 Quarterly Unaudited Financial Information from Form 10Q

Strengthened Balance Sheet

Highlights

Shelf Registration (Form S-3) Filed for $75 Million

Common Stock Equity Offering Raised $7.8 Million (Shelf Takedown)

Long Term Subordinated Debt Offering Raised $4.2 Million

Convertible Pfd. Stock Offering Provided $2 in Additional Common Stock Equity (Converted)

Please refer to SEC Filings on Forms 10Q, 8K, 8Ka, S-3 and prospectus supplements for 2015 & 2016 for additional information.

SELECT HISTORICAL & PRO-FORMA & NON-GAAP FINANCIAL HIGHLIGHTS (Forward-Looking Statements)

- **2016 Second Quarter (3/31/16 Form 10Q) Revenue of $21.7 million**
- **2016 Second Quarter (3/31/16) adjusted EBITDA of $1.1 million**
- **Fiscal Year Ending 9/30/16 estimated annualized pro-forma (based on 2nd qtr. actual) projected range of revenue of approximately $80 - $85 million including Paladin**
- **Fiscal year ending 9/30/16 estimated annualized pro-forma (based on 2nd qtr. actual) projected range of adjusted EBITDA of approximately $4 - 5 million including Paladin**

Note: Certain financial information included herein are considered forward-looking statements and Non-GAAP Financial Measures. See disclaimer at the beginning of this presentation and reconciliation of Non-GAAP to GAAP Financial Information in this presentation. Refer to Form 10Q and Form 8K for 3/31/16.

Reconciliation of Non-GAAP Adjusted EBITDA to GAAP Net Income (Loss)

Reconciliation of Non-GAAP Adjusted EBITDA to GAAP Net Income (Loss)
Quarter Ended March 31,

(In thousands)

		2016		2015
Net income (loss), GAAP	$	7	$	(45)
Interest expense, net		409		126
Depreciation and amortization		511		124
Stock compensation & stock option expenses		230		84
Acquisition, integration & restructuring		122		-
(Gain) or loss on change in derivative liability		-		(796)
Loss on extinguishment of debt		-		210
Change in contingent consideration		(156)		
Non-GAAP adjusted EBITDA	$	1,123	$	(297)

Reconciliation of Non-GAAP Adjusted Income (Loss) from Operations

Reconciliation of Non-GAAP Adjusted Income (Loss) from Operations
Quarter Ended March 31,

(In thousands)

		2016		2015
Income (loss) from operations, GAAP	$	260	$	(505)
Stock compensation & stock option expense		230		84
Acquisition, integration & restructuring		122		-
Non-GAAP adjusted income (loss) from operations	$	612	$	(421)

Reconciliation of Non-GAAP Adjusted Net Income (Loss)

Reconciliation of Non-GAAP Adjusted Net Income (Loss)
Quarter Ended March 31,
(In thousands)

		2016		**2015**
Net income (net loss), GAAP	$	7	$	(45)
Stock compensation & stock option expense		230		84
Acquisition, Integration & restructuring		122		-
(Gain) loss on change in derivative liability		-		(796)
Change in contingent consideration		(156)		-
Loss on extinguishment of debt		-		210
Non – GAAP adjusted net income (net loss)	$	203	$	(547)

Questions?

General Employment Enterprises

Employing America since 1893

NYSE: JOB